1
First Merchants Corporation
2nd Quarter 2012
Earnings Call
July 26, 2012

Michael C. Rechin
President
and Chief Executive Officer

The Corporation may make forward-looking statements about
its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income
statement.

Please refer to our press releases, Form 10-Qs and 10-Ks
concerning factors that could cause actual results to differ materially from any forward-looking statements.

▪ EPS
 ▪  $.28 2nd Quarter EPS (56% year-over-year growth)
 ▪ $.74 YTD EPS (111% year-over-year growth)
 ▪ Quarterly Dividend increased from $.01 to $.03
▪ Core Revenue Growth
 ▪ $52.1M 2nd Qtr Revenue (10% YOY growth)
 ▪ $39.5M 2nd Qtr Net Interest Income (6% YOY growth)
 ▪ $12.7M 2nd Qtr Non-Interest Income (24% YOY growth)
 ▪ 4.11% Net Interest Margin
▪ Company Well Positioned for Growth
 ▪  Strong Core Deposit Funding Base
 ▪ SCB Integration Complete
 ▪  Total Risk Based Capital 16.75%
 ▪  Balanced Risk Profile
 ▪ Engaged Energetic Winning Workforce

Mark K. Hardwick
Executive Vice President
and Chief Financial Officer

    2010  2011 Q1-’12 Q2-’12
1. Investments  $ 827  $ 946 $ 960 $ 944
2. Loans Held for Sale 21 18 22 15
3. Loans 2,836 2,713 2,793 2,798
4. Allowance (83) (71) (70) (70)
5. CD&I & Goodwill  154 150 150 150
6. BOLI 97 124 123 124
7. Other 319 293 258 271
8. Total Assets        $4,171 $4,173 $4,236 $4,232
($ in Millions)

(as of 06/30/2012)
QTD Yield = 5.22%
YTD Yield = 5.19%
Total = $2.8B

(as of 06/30/2012)
▪ $944 Million Balance
▪ Average duration - 3.8 years
▪ Tax equivalent yield of 3.79%
▪ Net unrealized gain of $32.4
 million

    2010  2011 Q1-’12 Q2-’12
1. Customer Non-Maturity Deposits  $2,127 $2,196 $2,273 $2,343
2. Customer Time Deposits 996 816 836 808
3. Brokered Deposits 146 123 170 138
4. Borrowings 277 378 287 263
5. Other Liabilities 28 34 31 33
6. Hybrid Capital 142 111 111 111
7. Preferred Stock (CPP) 68  ―  ―  ―
8. Preferred Stock (SBLF)  ― 91  91 91
9. Common Equity  387 424 437 445
10. Total Liabilities and Capital        $4,171 $4,173 $4,236     $4,232
($ in Millions)

(as of 06/30/2012)
QTD Cost = .60%

  2010  2011 Q1-’12 Q2-’12
1. Total Risk-Based
 Capital Ratio  15.74% 16.54% 16.39% 16.75%
2. Tier 1 Risk-Based
 Capital Ratio  12.82% 13.92% 14.14% 14.49%
3. Leverage Ratio 9.50% 10.17% 10.61% 10.73%
4. Tier 1 Common Risk-
 Based Capital Ratio 7.64% 8.83% 9.20% 9.54%
5. TCE/TCA  5.86% 6.84% 7.07% 7.27%

 Q2-’10 Q3-’10 Q4-’10 Q1-’11 Q2-’11 Q3-’11 Q4-’11 Q1-’12 Q2-’12
Net Interest Income - FTE ($millions) $ 37.7 $ 37.2 $ 36.7 $ 36.9 $ 37.3 $ 37.3 $ 37.6 $ 37.6 $ 39.5
Tax Equivalent Yield on Earning Assets           5.38% 5.38% 5.13% 5.11% 5.04% 5.01% 4.83% 4.74% 4.75%
Cost of Supporting Liabilities 1.48% 1.45% 1.30% 1.16% 1.05% 0.99% 0.84% 0.78% 0.64%

    2010 2011 Q1-’12 Q2-’12

1. Service Charges on Deposit Accounts  $13.3 $12.0 $2.8 $ 2.9

2. Trust Fees                     7.7 7.7 2.0 1.9
3. Insurance Commission Income 6.2 5.7 1.7 1.5
4. Electronic Card Fees                   6.1 6.5 1.7 2.1
5. Cash Surrender Value of Life Ins   2.1 2.6 1.4 0.7
6. Gains on Sales Mortgage Loans  6.8 7.4 2.0 2.3
7. Securities Gains/Losses              1.9 2.0 0.8 0.5
8. Gain on FDIC Acquisition  ―  ―  9.1  ―
9. Other  4.4 5.2 1.2 1.3
10. Total $48.5 $49.1 $22.7 $13.2
11. Adjusted Non-Interest Income1          $46.6 $47.1 $12.8 $12.7
1Adjusted for Bond Gains & Losses and Gain on FDIC-Modified Whole-Bank Transaction
($ in Millions)

($ in Millions)
   2010  2011 Q1-’12 Q2-’12
1. Salary & Benefits             $ 73.3 $74.7 $19.4 $19.6
2. Premises & Equipment 17.2 16.9 4.4 4.1
3. Core Deposit Intangible 4.7 3.5 0.5 0.5
4. Professional Services              1.4 2.2 0.7 0.5
5. OREO/Credit-Related Expense   14.6 10.6 2.2 2.1
6. FDIC Expense 8.1 5.5 1.1 0.9
7. Outside Data Processing 5.1 5.7 1.4 1.5
8. Marketing 2.0 2.0 0.4 0.6
9. Other 15.9 14.8 3.9 4.4
10. Total $142.3 $135.9 $34.0 $34.2

  2010 2011 Q1-’12 Q2-’12
1. Net Interest Income-FTE              $149.4  $149.1 $37.6 $39.5
2. Non Interest Income1                46.6  47.1 12.8 12.7
3. Non Interest Expense                 (142.3)    (135.9) (34.0) (34.2)
4. Pre-Tax Pre-Provision Earnings $ 53.7  $ 60.3  $16.4 $18.0
5. Provision                     (46.5)        (22.6) (4.9) (4.5)
6. Adjustments1                     1.9  2.0 9.9 0.5
7. Taxes - FTE                    (2.3)    (14.4) (7.1) (4.8)
8. Gain /(Loss) on CPP/Trust Preferred        10.1      (12.3)  ―  ―
9. Preferred Stock Dividend             (5.2)      (4.0) (1.1) (1.1)
10. Net Income Avail. for Distribution $ 11.7  $ 9.0 $13.2 $ 8.1
11. EPS                      $ 0.48  $0.34 $0.46 $0.28
1Adjusted for Bond Gains & Losses and Gain on FDIC-Modified Whole-Bank Transaction
($ in Millions)

1
2010	Q1	Q2	Q3	Q4	Total
1. Actual	$ .01	$ .35	$ .02	$ .10	$ .48
2. Core	$ .01	($ .05)	$ .02	$ .10	$ .08

2011	Q1	Q2	Q3	Q4	Total
3. Actual	$ .17	$ .18	($ .25)	$ .24	$ .34
4. Core	$ .17	$ .18	$ .21	$ .24	$ .80

2012	Q1	Q2	Q3	Q4	Total
5. Actual	$ .46	$ .28	-	-	$ .74
6. Core	$ .25	$ .28	-	-	$ .53
1Adjusted for gains and losses on CPP/Trust Preferred refinance and repayment net of taxes (Line 8 on slide 15)
2Adjusted for Gain on FDIC-Modified Whole-Bank Transaction
2
1

John J. Martin
Senior Vice President
and Chief Credit Officer

($ in Millions)

▪ Allowance coverage of non-accruals
 increases to 111.1%
▪ Allowance remains strong at 2.49% of
 total loans
▪ Provision and charge-offs continue to
 decline

($ in Millions)

	2Q-’11	3Q-’11	4Q-’11	1Q-’12	2Q-’12	$ Δ 1Q to 2Q
Core Loan Portfolio	2,724.0	2,712.9	2,713.4	2,793.0	2,797.6	4.6
Held for Sale	4.9	12.3	17.9	22.1	15.3	(6.8)
Loan Growth:	2Q-’11	3Q-’11	4Q-’11	1Q-’12	2Q-’12	$ Δ 1Q to 2Q
Commercial/Industrial	546.7	525.7	540.0	550.5	567.9	17.4
Ag Production	99.4	106.8	104.5	97.2	106.1	9.0
Investment RE	425.9	425.4	423.6	456.7	462.3	5.6

Loan Declines:	2Q-’11	3Q-’11	4Q-’11	1Q-’12	2Q-’12	$ Δ 1Q to 2Q
1-4 Family (excludes held for sale)	495.2	495.9	481.5	498.4	480.9	(17.5)
Owner occupied CRE	442.1	468.6	464.7	466.3	453.1	(13.2)
Farm RE	132.5	128.8	131.4	130.1	126.8	(3.3)
($ in Millions)

▪ Core loan portfolio growth led by C & I, IRE and Ag production
▪ Renegotiated “A/B” note strategy improving asset quality
▪ Focus on progress of agriculture production portfolio
▪ OREO and other credit related expenses trending lower

Michael C. Rechin
President
and Chief Executive Officer

Increasing Core EPS - $.28, linked qtr 12% and year over year 56%
Increasing Tangible Book Value - $297M, year over year 18%
Increasing Dividend - $.01 to $.03
Growing Revenue - $52.1M, year over year 10%
Growing Loans - $2.8B, year over year 3%
Growing Deposits - $3.3B, year over year 5%
Growing Net Income - $8.1M, year over year 79%
Growing Pipeline - Robust Commercial and Mortgage Pipelines
Investing in Customers - Product Offerings and Platforms
Investing in Employees - Hiring, Training, Development = Engagement
Investing in Facilities - Consolidations and Upgrades

▪ Continue to grow revenue by intensifying revenue-generating activity:
 ▪  sustain market coverage tactics to accelerate Commercial banking opportunities…convert pipeline
 ▪  bear fruits of new retail checking account packaging
 ▪  continue to make additional investments in business
  banking professionals in key markets
▪ Implementing systems and processes to improve efficiency:
 ▪  announced three banking center consolidations
 ▪  invested in consumer collections, human resources
   and finance systems
 ▪  continue to leverage back-office infrastructure
▪ Evaluating non-organic growth opportunities
“Growth and Top-Tier
Performance”

▪ First Merchants Corporation common stock is traded
 on the NASDAQ Global Select Market under the
 symbol FRME.
▪ Additional information can be found at
 www.firstmerchants.com
▪ Investor inquiries:
  David L. Ortega, Investor Relations
  Telephone: 765.378.8937
  dortega@firstmerchants.com